UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 29, 2022

TOUGHBUILT INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38739	46-0820877
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8669 Research Drive
Irvine , CA	92618
(Address of principal executive offices)	(Zip Code)
(
949
)
528-3100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TBLT	Nasdaq Capital Market
Series A Warrants
	TBLTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Executive Officer Employment Agreements

On December 29, 2022, ToughBuilt Industries, Inc. (the “
Company
”) entered into new employment agreements with each of Michael Panosian, the Company’s Chief Executive Officer, President, and Chairman of the Board of Directors (the “
Panosian Employment Agreement
”), Martin Galstyan, the Company’s Chief Financial Officer (the “
Galstyan Employment Agreement
”), Zareh Khachatoorian, the Company’s Chief Operating Officer, and Secretary (the “
Khachatoorian Employment Agreement
”), and Josh Keeler, as the Company’s Chief Design Officer (the “
Keeler Employment Agreement
”), and together with the Panosian Employment Agreement, the Galstyan Employment Agreement, the Khachatoorian Employment Agreement, and the Keeler Employment Agreement, the “
Employment Agreements
”). The Employment Agreements are effective as of January 1, 2023 (the “
Effective Date
”) and are at-will employment by and between the Company and the employees.
The material terms of the Employment Agreements are summarized below. Each of the foregoing summaries do not purport to be complete and are qualified, in their entirety, by the full text of the Employment Agreements, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 – 10.4.

Panosian Employment Agreement

The Panosian Employment Agreement provides that Mr. Panosian will serve as the Company’s Chief Executive Officer, President, and Chair of the Company’s Board for a term beginning on the Effective Date, and ending on December 29, 2025 (the “
Initial Term
”), with automatic one (1) year extensions unless notice not to renew is given by either party at least 90 days prior to the relevant end date.

Pursuant to the Panosian Employment Agreement, Mr. Panosian will be entitled to: (i) an annual base salary of $650,000, which may be increased annually at the sole discretion of the Board; (ii) a potential annual target bonus of up to $350,000 payable in cash, which may be granted in the discretion of, and in an amount determined by the Compensation Committee and approved by the Board; (iii) a grant of 540,000 incentive stock options, pursuant to the Company’s 2022 Equity Incentive Plan, as amended (the “
2022 Plan
”) and also be eligible to receive annual long-term incentive awards from time to time under the 2022 Plan; (iv) participate in the Company’s health insurance plan offered to its employees; (v) participate in the Company’s 401(k) Plan; and (vi) reimbursement for all reasonable business expenses, including a $1,000 monthly automobile allowance. Any incentive-based compensation or award that Mr. Panosian receives will be subject to clawback by the Company as may be required by applicable law or, if applicable, any stock exchange listing requirement and on such basis as the Company determines.

In the event the Company terminates Mr. Panosian without “Cause” (as defined below) at any time with 90 days prior written notice, or Mr. Panosian resigns for “Good Reason” (as defined below), Mr. Panosian will be entitled to the following, provided that he executes a general waiver and release of claims: (i) an amount equal to 1.5 times the average of his base salary if terminated during the Initial Term, or an amount equal to 1 times the average of his then base salary; (ii) monthly payments for up to 12 months (and 18 months, if terminated during the Initial Term) of COBRA premiums for continued group health, dental and vision coverage; and (iii) the immediate vesting of all long-term incentive awards, that utilize time-based vesting.

In the event of Mr. Panosian’s termination by the Company with Cause or Mr. Panosian’s resignation without “Good Reason, Mr. Panosian will be only be entitled to accrued and unpaid compensation and wages accrued prior to such date.

If, within one year following a “Change of Control” (as defined below) of the Company, Mr. Panosian’s employment is terminated involuntarily by the Company other than for Cause, death, or disability or by Mr. Panosian pursuant to a voluntary termination for Good Reason, and Mr. Panosian executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall, in addition to any other earned but unpaid base salary and vacation pay due through the date of such termination, provide the Mr. Panosian (i) an amount equal to two times his then prevailing base salary; (ii) immediate vesting of all incentive awards; (ii) monthly payments for up to 18 months of COBRA premiums for continued group health, dental and vision coverage.

The Panosian Employment Agreement contains restrictive covenants prohibiting Mr. Panosian from disclosing the Company’s confidential information at any time, and has executed a Proprietary Information, Inventions Assignment and Non-Disclosure Agreement.

The foregoing description is not a complete description of the Panosian Employment Agreement and is qualified in its entirety by reference to the full text of the Panosian Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference in this Item 5.02.

Keeler Employment Agreement

The Keeler Employment Agreement provides that Mr. Keeler will serve as the Company’s Chief Design Officer for a term beginning on the Effective Date, and ending on December 29, 2025 (the “
Initial Term
”), with automatic one (1) year extensions unless notice not to renew is given by either party at least 90 days prior to the relevant end date.

Pursuant to the Keeler Employment Agreement, Mr. Keeler will be entitled to: (i) an annual base salary of $475,000, which may be increased annually at the sole discretion of the Board; (ii) a potential annual target bonus of up to $150,000 payable in cash, which may be granted in the discretion of, and in an amount determined by the Compensation Committee and approved by the Board; (iii) a grant of 360,000 incentive stock options, pursuant to the Company’s 2022 Plan, and also be eligible to receive annual long-term incentive awards from time to time under the 2022 Plan; (iv) participate in the Company’s health insurance plan offered to its employees; (v) participate in the Company’s 401(k) Plan; and (vi) reimbursement for all reasonable business expenses, including a $750 monthly automobile allowance. Any incentive-based compensation or award that Mr. Keeler receives will be subject to clawback by the Company as may be required by applicable law or, if applicable, any stock exchange listing requirement and on such basis as the Company determines.

In the event the Company terminates Mr. Keeler without “Cause” (as defined below) with 90 days prior written notice, or Mr. Keeler resigns for “Good Reason” (as defined below), Mr. Keeler will be entitled to the following, provided that he executes a general waiver and release of claims: (i) an amount equal to 1.5 times the average of his base salary if terminated during the Initial Term, or an amount equal to 1 times the average of his then base salary; (ii) ) monthly payments for up to 12 months (and 18 months, if terminated during the Initial Term) of COBRA premiums for continued group health, dental and vision coverage; and (iii) the immediate vesting of all incentive awards, that utilize time-based vesting. If Mr. Keeler’s employment is terminated by the Company following a “Change of Control” (as defined below) of the Company, Mr. Keeler will be entitled to: (iv) an amount equal to 2 times his then prevailing base salary; (v) immediate vesting of all incentive awards; (vi) monthly payments for up to 18 months of COBRA premiums for continued group health, dental and vision coverage, and will be entitled to the benefits described in clauses (iv), (v) and (vi) above.

In the event of Mr. Keeler’s termination by the Company with Cause or Mr. Keeler’s resignation without Good Reason, Mr. Keeler shall be only be entitled to accrued and unpaid compensation and wages accrued prior to such date.

If, within one year following a “Change of Control” (as defined below) of the Company, Mr. Keeler’s employment is terminated involuntarily by the Company other than for Cause, death, or disability or by Mr. Keeler pursuant to a voluntary termination for Good Reason, and Mr. Keeler executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall, in addition to any other earned but unpaid base salary and vacation pay due through the date of such termination, provide the Mr. Keeler (i) an amount equal to two times his then prevailing base salary; (ii) immediate vesting of all incentive awards; (ii) monthly payments for up to 18 months of COBRA premiums for continued group health, dental and vision coverage.

The Keeler Employment Agreement contains restrictive covenants prohibiting Mr. Keeler from disclosing the Company’s confidential information at any time, and has executed a Proprietary Information, Inventions Assignment and Non-Disclosure Agreement.

The foregoing description is not a complete description of the Keeler Employment Agreement and is qualified in its entirety by reference to the full text of the Keeler Employment Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference in this Item 5.02.

Galstyan Employment Agreement

The Galstyan Employment Agreement provides that Mr. Galstyan will serve as the Company’s Chief Financial Officer for a term beginning on the Effective Date, and ending on December 29, 2025 (the “I nitial Term
”), with automatic one (1) year extensions unless notice not to renew is given by either party at least 90 days prior to the relevant end date.

Pursuant to the Galstyan Employment Agreement, Mr. Galstyan will be entitled to: (i) an annual base salary of $300,000, which may be increased annually at the sole discretion of the Board; (ii) a potential annual target bonus of up to $150,000 payable in cash, which may be granted in the discretion of, and in an amount determined by the Compensation Committee and approved by the Board; (iii) a grant of 112,500 incentive stock options, pursuant to the Company’s 2022 Plan, and also be eligible to receive annual long-term incentive awards from time to time under the 2022 Plan; (iv) participate in the Company’s health insurance plan offered to its employees; (v) participate in the Company’s 401(k) Plan; and (vi) reimbursement for all reasonable business expenses, including a $500 monthly automobile allowance. Any incentive-based compensation or award that Mr. Galstyan receives will be subject to clawback by the Company as may be required by applicable law or, if applicable, any stock exchange listing requirement and on such basis as the Company determines.

In the event the Company terminates Mr. Galstyan without “Cause” (as defined below), or Mr. Galstyan resigns for “Good Reason” (as defined below), Mr. Galstyan will be entitled to the following, provided that he executes a general waiver and release of claim and does not revoke the release: (i) an amount equal to 6 months of his then base salary; (ii) monthly payments for up to 6 months of COBRA premiums for continued group health, dental and vision coverage, unless Mr. Galstyan starts receiving coverage under his subsequent employment; and (iii) continuation of his vesting schedule per the 2022 Plan, with three months for exercise of any vested option(s). If Mr. Galstyan’s employment is terminated by the Company following a “Change of Control” (as defined below) of the Company, Mr. Galstyan will be entitled to: (iv) an amount equal to 1 times his then prevailing base salary; (v) immediate vesting of all incentive awards; (vi) monthly payments for up to 12 months of COBRA premiums for continued group health, dental and vision coverage, and will be entitled to the benefits described in clauses (iv), (v) and (vi) above.

In the event of Mr. Galstyan’s termination with Cause or Mr. Galstyan’s resignation without Good Reason, Mr. Galstyan shall be only be entitled to accrued and unpaid compensation and wages accrued prior to such date.

If, within one year following a “Change of Control” (as defined below) of the Company, Mr. Galstyan’s employment is terminated involuntarily by the Company other than for Cause, death, or disability or by Mr. Galstyan pursuant to a voluntary termination for Good Reason, and Mr. Galstyan executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall, in addition to any other earned but unpaid base salary and vacation pay due through the date of such termination, provide the Mr. Galstyan (i) an amount equal to two times his then prevailing base salary; (ii) immediate vesting of all incentive awards; (ii) monthly payments for up to 12 months of COBRA premiums for continued group health, dental and vision coverage.

The Galstyan Employment Agreement contains restrictive covenants prohibiting Mr. Galstyan from disclosing the Company’s confidential information at any time, and has executed a Proprietary Information, Inventions Assignment and Non-Disclosure Agreement.

The foregoing description is not a complete description of the Galstyan Employment Agreement and is qualified in its entirety by reference to the full text of the Galstyan Employment Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated by reference in this Item 5.02.

Khachatoorian Employment Agreement

The Khachatoorian Employment Agreement provides that Mr. Khachatoorian will serve as the Company’s Chief Operating Officer and Secretary for a term beginning on the Effective Date, and ending on December 29, 2025 (the “
Initial Term
”), with automatic one (1) year extensions unless notice not to renew is given by either party at least 90 days prior to the relevant end date.

Pursuant to the Khachatoorian Employment Agreement, Mr. Khachatoorian will be entitled to: (i) an annual base salary of $300,000, which may be increased annually at the sole discretion of the Board; (ii) a potential annual target bonus of up to $150,000 payable in cash, which may be granted in the discretion of, and in an amount determined by the Compensation Committee and approved by the Board; (iii) a grant of 112,500 incentive stock options, pursuant to the Company’s 2022 Plan, and also be eligible to receive annual long-term incentive awards from time to time under the 2022 Plan; (iv) participate in the Company’s health insurance plan offered to its employees; (v) participate in the Company’s 401(k) Plan; and (vi) reimbursement for all reasonable business expenses, including a $500 monthly automobile allowance. Any incentive-based compensation or award that Mr. Khachatoorian receives will be subject to clawback by the Company as may be required by applicable law or, if applicable, any stock exchange listing requirement and on such basis as the Company determines.

In the event the Company terminates Mr. Khachatoorian without Cause, or Mr. Khachatoorian resigns for Good Reason (each as defined in the Khachatoorian Employment Agreement), Mr. Khachatoorian will be entitled to the following, provided that he executes a general waiver and release of claim and does not revoke the release: (i) an amount equal to 6 months of his then base salary; (ii) monthly payments for up to 6 months of COBRA premiums for continued group health, dental and vision coverage, unless Mr. Khachatoorian starts receiving coverage under his subsequent employment; and (iii) continuation of his vesting schedule per the 2022 Plan, with three months for exercise of any vested option(s). If Mr. Khachatoorian’s employment is terminated by the Company following a “Change of Control” (as defined below) of the Company, Mr. Khachatoorian will be entitled to: (iv) an amount equal to 1 times his then prevailing base salary; (v) immediate vesting of all incentive awards; (vi) monthly payments for up to 12 months of COBRA premiums for continued group health, dental and vision coverage, and will be entitled to the benefits described in clauses (iv), (v) and (vi) above.

In the event of Mr. Khachatoorian’s termination with Cause or Mr. Khachatoorian’s resignation without Good Cause, Mr. Khachatoorian shall be only be entitled to accrued and unpaid compensation and wages accrued prior to such date.

If, within one year following a “Change of Control” (as defined below) of the Company, Mr. Khachatoorian’s employment is terminated involuntarily by the Company other than for Cause, death, or disability or by Mr. Khachatoorian pursuant to a voluntary termination for Good Reason, and Mr. Khachatoorian executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall, in addition to any other earned but unpaid base salary and vacation pay due through the date of such termination, provide the Mr. Khachatoorian (i) an amount equal to two times his then prevailing base salary; (ii) immediate vesting of all incentive awards; (ii) monthly payments for up to 12 months of COBRA premiums for continued group health, dental and vision coverage.

The Khachatoorian Employment Agreement contains restrictive covenants prohibiting Mr. Khachatoorian from disclosing the Company’s confidential information at any time, and has executed a Proprietary Information, Inventions Assignment and Non-Disclosure Agreement.

The foregoing description is not a complete description of the Khachatoorian Employment Agreement and is qualified in its entirety by reference to the full text of the Khachatoorian Employment Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated by reference in this Item 5.02.

Definitions

The term “
Cause
” is defined in the Employment Agreements as any of the following: (i) willful engagement in an act or omission which is in bad faith and to the detriment of the Company, (ii) engagement in gross misconduct, gross negligence, or willful malfeasance, in each case causing material harm to the Company, (iii) breach of employment agreement in any material respect, (iv) executive’s habitual neglect or material failure to perform their duties (other than any such failure resulting solely from the executive’s physical or mental disability or incapacity) after a written demand for substantial performance is delivered to the executive which identifies the manner in which the Company believes that the executive has not performed their duties, (v) committing, pleading nolo contendere, or conviction for a felony or any crime involving fraud, embezzlement, misappropriation, theft, or moral turpitude, or use of drugs or alcohol in a way that either interferes with the performance of duties or compromise of the integrity or reputation of the Company, (vi) violation of any law relating to the Company’s business, or violation of any lawful Company policy, procedure or guideline that results in material harm to the Company as determined by the Company, in its reasonable discretion, or (vii) engagement in any act of dishonesty involving the Company, breach of any agreement with the Company containing confidentiality obligations, commercial bribery, or perpetration of fraud;
provided, however,
that the executive shall have at least forty-five (45) calendar days to cure, if curable, any of the events which could lead to their termination for Cause.

The term “
Good Reason
” is defined in the Employment Agreements as any of the following that are undertaken without the executive’s express written consent: (i) the assignment to the executive of principal duties or responsibilities, or the substantial reduction of the executive’s duties and responsibilities, either of which is materially inconsistent with the executive’s position with the Company; (ii) a material reduction by the Company in the executive’s annual base salary (except to the extent the salaries of other executive employees of the Company and any other controlled subsidiary of the Company are similarly reduced); (iii) the executive’s principal place of business is, without his consent, relocated by a distance of more than forty (40) miles from the center of Irvine, California; or (iv) any material breach by the Company of any provision of the executive’s employment agreement.

The term “
Change of Control
” defined in the Employment Agreements means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“
Person
”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change of Control; or

(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change of Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Executive Employment Agreement, dated December 29, 20022, between ToughBuilt Industries, Inc., and Michael Panosian
10.2	Executive Employment Agreement, dated December 29, 2022, between ToughBuilt Industries, Inc., and Josh Keeler
10.3	Executive Employment Agreement, dated December 29, 2022, between ToughBuilt Industries, Inc., and Martin Galstyan
10.4	Executive Employment Agreement, dated December 29, 2022, between ToughBuilt Industries, Inc., and Zareh Khachatoorian

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUGHBUILT INDUSTRIES, INC.

Date: January 3, 2023	By:	/s/ Martin Galstyan
	Name:	Martin Galstyan
	Title:	Chief Financial Officer